UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                  Commission File Number 1-9742


               HARBOURTON FINANCIAL SERVICES L.P.
     (Exact name of registrant as specified in its charter)



              DELAWARE                             52-1573349
(State  or  other jurisdiction of incorporation or  organization)
(I.R.S. Employer Identification No.)



         2530   S.   Parker    Road,  Suite  500,   Aurora,    CO
80014
(Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code:  (303) 745-
                              3661


Item 5.   Other Events

     The Company's Press Release, dated December 5, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.



Item 7.   Financial Statements and Exhibits

     Exhibit No. 1  Press Release dated December 5, 1997



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         HARBOURTON FINANCIAL SERVICES, L.P.


December 8, 1997
By:____________________________________
                               Jack W. Schakett, Chief Executive
Officer


NEWS & INFORMATION            HARBOURTON FINANCIAL SERVICES L.P.
FOR FURTHER INFORMATION CONTACT:                  Jack Schakett
                                                  (303) 745-3661


                                        FOR RELEASE:  IMMEDIATELY


                     1997 News Release No. 8
          HARBOURTON FINANCIAL SERVICES L.P. ANNOUNCES
    LIQUIDATING DISTRIBUTION OF $1.03 PER PREFERRED UNIT AND
 CEASING OF TRADING AT THE CLOSE OF BUSINESS ON DECEMBER 12, 1997


Aurora,  CO:  December 5, 1997. Harbourton Financial Services  L.
P. (Harbourton) (NYSE:HBT) announced today that it would make a liquidating distribution of $1.03 per Preferred Unit to effect its previously announced plan of liquidation. The liquidating distribution represents the per unit net assets in liquidation of Harbourton. The liquidating distribution shall be made effective at the close of business on December 12, 1997 to unitholders of record on such date. The Preferred Units of Harbourton will cease trading on the New York Stock Exchange after December 12, 1997 and will be delisted from the Exchange.

Preferred Unitholders will no longer have any rights in their units after December 12, 1997 except to receive the payment of their liquidating distribution of $1.03 per unit. Payment of the liquidating distribution will be conditioned on submission of the certificates for the units to the Partnership's transfer agent, American Stock Transfer & Trust Company. Preferred Unitholders will be mailed transmittal forms and instructions promptly following December 12, 1997.

In order to avoid the delay and costs to the public holders of the Preferred Units which would have been associated with a liquidating trust, immediately prior to the liquidation, the Partnership will transfer its mortgage banking subsidiary, Harbourton Mortgage Co., L.P. (HMCLP), to the Partnership's controlling affiliate, Harbourton Holdings, L.P., in exchange for Preferred Units (to be canceled by the Partnership). The number of Preferred Units to be exchanged will be determined by dividing HMCLP's net asset value in liquidation by $1.03, the liquidation value of the Preferred Units. HMCLP will limit its activities following the liquidation to the completion of the wind-down of its mortgage banking business.

Jack Schakett, Chief Executive Officer of Harbourton, stated "While the nearly year-long process has produced a lower than hoped for liquidating distribution, we still believe that the liquidation was in the best interest of all of the unitholders."

SOURCE:   Harbourton Financial Services L.P. - December 5, 1997
CONTACT:  Jack W. Schakett, Chief Executive Officer of Harbourton
Financial Services L.P.
           303-745-3661


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